[UBS LOGO]                                        Issuer Free Writing Prospectus
                                                  filed pursuant to Rule 433
                                                  Registration No. 333-132747
                                                  Dated October 25, 2006

UBS AG Partial Principal Protected Notes
Linked to an International Index Basket

OFFERING GROWTH POTENTIAL WITH PARTIAL PRINCIPAL PROTECTION

--------------------------------------------------------------------------------
INDICATIVE TERMS
--------------------------------------------------------------------------------
 Issuer                  UBS AG (Jersey Branch)
--------------------------------------------------------------------------------
 Issue Price             $10 per note
--------------------------------------------------------------------------------
 Underlying Index        40% Dow Jones                  10% Swiss Market
                         EURO STOXX 50(R) Index         Index (SMI)(R)
 Basket and              20% Nikkei(R) 225 Index        10% Korea KOSPI(TM)
 weightings              10% FTSE/Xinhua                200 Index
                         China 25 Index(TM)             10% MSCI(R) Emerging
                                                        Markets Index(SM)
--------------------------------------------------------------------------------
 Term                    5 years
--------------------------------------------------------------------------------
 Participation Rate      119%-131%
 (set on trade date)
--------------------------------------------------------------------------------
 Payment on              Investors will receive a cash payment at maturity that
 Maturity Date           is based on the Basket Return:

                         o If the Basket Return is positive, you will receive 100% of principal plus an additional payment equal to between 119% and 131% (the "Participation Rate") of the Basket Return. The Participation Rate will be determined on the trade date, which is expected to be November 22, 2006.

                         o If the Basket Return is between 0% and -20%, you will receive 100% of principal

                         o If the Basket Return is -20% or lower, you will lose 1% (or fraction thereof) of your principal for each 1% (or fraction thereof) that the Basket Return is below -20%

                         IF THE BASKET HAS DECLINED BY MORE THAN 20% OVER THE
                         TERM OF THE NOTES, YOU MAY LOSE UP TO 80% OF YOUR
                         PRINCIPAL AT MATURITY.
--------------------------------------------------------------------------------
 Basket Return           Basket Ending Level - Basket Starting Level
                         -------------------------------------------
                                    Basket Starting Level
--------------------------------------------------------------------------------
 Basket Starting Level                       100
--------------------------------------------------------------------------------
 Basket Ending Level     The closing level of the Basket on the Final Valuation
                         Date
--------------------------------------------------------------------------------
 Trade Date               November 22*, 2006
--------------------------------------------------------------------------------
 Settlement Date          November 30*, 2006
--------------------------------------------------------------------------------
 Final Valuation Date     November 23*, 2011
--------------------------------------------------------------------------------
 Maturity Date            November 30*, 2011
--------------------------------------------------------------------------------
* EXPECTED
In the event that we make any change to the expected trade date and settlement date, the final valuation date and maturity date will be changed to ensure that the stated term of the Notes remains the same.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRODUCT DESCRIPTION
--------------------------------------------------------------------------------
The Notes provide exposure to potential price appreciation in a basket of non-U.S. equity indices as well as protection at maturity of 20% of your principal. Partial principal protected investments can help reduce portfolio risk while maintaining an enhanced exposure to equities. The partial principal protection feature only applies at maturity.

--------------------------------------------------------------------------------
BENEFITS
--------------------------------------------------------------------------------

o Growth Potential: Investors receive enhanced upside participation in the performance of an international index basket

o Partial Protection of Capital: At maturity, investors will receive a cash payment equal to at least 20% of their invested principal

o Diversification: Investors can diversify in a partial principal protected investment linked to a basket of indexes

We are using this issuer free writing prospectus and the attached preliminary prospectus to solicit from you an offer to purchase the Notes. You may revoke your offer to purchase the Notes at any time prior to the time at which we accept such offer by notifying the relevant agent. We reserve the right to change the terms of, or reject any offer to purchase, the Notes prior to their issuance. We will notify you of any material changes to the terms of the Notes.

--------------------------------------------------------------------------------
SCENARIO ANALYSIS AT MATURITY
--------------------------------------------------------------------------------
ASSUMPTIONS: 125% x POSITIVE BASKET RETURN; PROTECTS AGAINST A DECLINE OF UP TO 20% IN THE BASKET

                                 BASKET                                  NOTE
                                 RETURN                                 RETURN
                                -------- ----------------------------- --------
                                   50%                                   62.5%
                                   40%                                     50%
                                   30%      125 x BASKET RETURN     >    37.5%
                                   20%                                     25%
                                   10%                                   12.5%
                                -------- ----------------------------- --------
                                -------- ----------------------------- --------
[GRAPHIC OMITTED]                   0%                                     0%

                                  -10%   PROTECTS AGAINST A DECLINE        0%
                                         OF UP TO 20% IN THE BASKET
                                  -20%                                     0%
                                -------- ----------------------------- --------
                                -------- ----------------------------- --------
                                  -30%                                    -10%
                                  -40%    1:1 EXPOSURE BELOW -20%   >     -20%
                                  -50%                                    -30%
                                -------- ----------------------------- --------

This offering summary represents a summary of the terms and conditions of the Notes. We encourage you to read the preliminary prospectus supplement and accompanying prospectus related to this offering dated October 25, 2006.

                                                  Issuer Free Writing Prospectus
                                                  filed pursuant to Rule 433
                                                  Registration No. 333-132747
                                                  Dated October 25, 2006

--------------------------------------------------------------------------------
INDEX DESCRIPTIONS
--------------------------------------------------------------------------------
THE EURO STOXX INDEX ("SX5E") is an index of 50 European stocks from the countries participating in the European Monetary Union ("EMU").

THE NIKKEI-225 INDEX ("NKY") is an index of 225 stocks listed on the Tokyo Stock Exchange.

THE CHINA 25 INDEX ("XIN0I") consists of 25 of the largest and most liquid Chinese stocks listed on the Hong Kong Stock Exchange.

THE SMI INDEX ("SMI") consists of up to a maximum of 30 of the largest and most liquid large and mid-cap stocks in the Swiss equity market.

THE KOSPI 200 INDEX ("KOSPI2") is an index of 200 Korean stocks which make up 90% of the total market value of the Korea Stock Exchange.

THE MSCI-EMERGING MARKETS INDEX ("MXEF") comprises 28 emerging market economies and 849 stocks (as of October 23, 2006).

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------
The graph below illustrates the performance of the Index Basket components from 1/29/88 to 10/23/06 - BLOOMBERG

  [THE FOLLOWING DATA POINTS REPRESENT A LINE CHART IN THE PRINTED DOCUMENT.]

           SX53           NKY Index     SMI Index   XNIOI Index     KOSP12         MXEF
1988           100             100                                                     100
           111.468          106.86                                                 100.238
           110.317         111.167                                                 110.254
            111.73         116.136                                                 115.399
            111.82         116.063                                                 118.461
           119.591         117.556                                                 122.199
           122.656         118.158           100                                   118.735
           119.763         115.848       97.8241                                    115.08
           127.216         118.209       102.077                                   122.226
           131.746         118.458       105.212                                    121.13
           130.249         125.216       94.4444                                   120.417
           135.445         127.672       94.9339                                   123.259
             138.5         133.693        98.578                                   121.239
           134.108         135.404       95.9061                                    130.25
           138.976         139.015       101.038                                   142.561
           141.789         142.718       104.292                                   168.379
           145.203         145.061       100.516                                    170.06
           149.935         139.481       108.393                                   149.223
           156.916          147.97       118.743                                   158.554
           163.236         145.757       124.345                                   161.762
           162.367         150.861       118.836                                    181.85
           152.595         150.491       112.136                                   183.979
           160.943         157.769       117.665                                   175.142
1990       172.732         164.742       117.599                                   196.216
            168.24         157.431       113.485                         100       202.221
           164.936         146.438       111.925                     96.1464        209.98
            175.39         126.916       108.651                     94.1429       180.817
           171.073         125.241        103.28                      76.592       192.524
           175.616         140.252       117.712                     89.6146       208.006
           176.166         135.212       119.597                     79.7813       214.897
           175.561         131.383       116.548                     76.8374       233.239
           151.293         109.974        101.23                     68.2408       202.833
           133.023         88.8291       89.3519                     68.3635       176.467
            139.88         106.654       93.7765                     78.0129       172.957
           137.245         95.0568       91.6071                      78.524       163.553
           135.029         100.958       91.4749                     78.3093        169.22
           137.082         98.6065       94.8611                     71.3687       182.956
           150.834         111.798       104.411                     76.2649       209.861
           154.427         111.302       109.087                      74.425       217.721
           157.572         110.536       109.755                     72.8202       218.379
           164.403         109.175       115.265                     69.1097       234.847
            157.74         98.5973       110.073                     68.7315       225.982
           157.393          102.11        114.22                     82.3878       237.169
           159.858         94.5541       114.854                     78.7284       241.519
           158.346         101.245       110.099                     82.0096       231.987
           157.737         106.773       111.369                     79.9652       241.236
            155.02          96.042       107.315                     74.4864       237.406
1992       157.245         97.2968       110.456                     70.1523       263.937
           164.433         93.2298       115.972                     77.8187       294.398
           170.194         90.3333       121.733                     69.3652       307.046
           166.802         81.8969       121.508                     67.9546       316.743
            170.62         73.6198       124.345                     68.5577       312.968
           173.784         77.6712       127.024                      62.997       311.113
           166.197         67.5282       122.672                     62.2406       279.218
           155.509         67.3527       118.922                     57.7532       281.831
           149.647         76.4579       115.847                     63.4264       268.178
           152.304         73.6553       124.153                     57.8759       268.753
           154.108         70.9812       126.396                     69.4572       282.974
            159.19         74.8599       127.725                     74.7112       279.711
           162.514         71.6481       139.352                     76.1423       287.818
           164.093         72.0665         138.3                     74.8748       288.969
           177.429         71.7684       138.849                     71.2665       293.575
           179.388         78.7029       144.861                     74.9054       302.778
            175.21         88.5568       140.853                     81.2736       308.097
           175.121         87.0039       150.179                     84.8308       315.655
           182.024           82.93       157.189                     83.5224       324.273
           194.377         86.2749        158.79                     81.0794       331.959
           207.859         89.0116       164.696                     74.8646       359.587
           202.205         85.1132       163.565                     80.3435       372.391
           213.761         83.4083       180.106                     83.2464       405.575
           208.551         69.4536       181.118                     90.8515       423.296
1994       225.386         73.7321       195.608                     98.3236       492.908
           229.087         85.6356       210.212                     108.157       501.627
           219.524         84.6538       191.019                     105.111       492.396
           214.756         80.9062       184.841                     99.1823       447.094
           224.447         83.5026       180.972                     104.998       437.178
           213.655         88.7872       180.086                     108.883       451.161
           201.997         87.3916        172.54                     107.605       437.927
           215.992         86.5681       170.602                     106.726       464.933
            219.69         87.3264       174.974                     110.365       522.117
           204.816         82.8192       167.619                     122.825       527.591
            208.77         84.6217       165.774                     128.897       517.373
            208.09         80.7525        171.62                     123.725       489.856
           207.656         83.4933       173.862                     116.028       450.174
           203.901           78.95       167.784                     105.131       401.974
           206.428          72.192       171.984                     101.094       391.254
           204.439          68.325       165.933                     107.186       392.798
           211.759         71.1478       171.772                     104.038       409.697
           216.632         65.3483       184.286                     102.177       430.406
            214.25         61.4563       186.858                     103.547       430.799
           225.728         70.6007       186.958                     108.034       439.846
            225.31         76.6953       192.381                     105.745        428.88
           223.225         75.8311       199.392                     114.454       426.257
           221.271         74.7371       205.569                     115.588       409.532
           228.807         79.3505       215.053                     107.145       401.837
1996        236.94         84.1075       218.102                     102.228       418.909
            253.33         88.1062       214.861                     101.216       448.291
           250.907         85.1964       221.878                     98.3543       440.431
           253.517         90.6213       241.171                      100.44       443.063
           262.777         93.3071       241.468                     112.552       459.203
           263.191         92.9468       235.192                     101.145       456.032
           261.955         95.3791       246.885                     91.2706       457.905
           250.166         87.5986       231.111                     90.6164       425.763
           251.817         85.3722       241.157                      85.669       436.054
           266.453         91.2544       247.116                     84.4935       439.243
           267.402          86.642       246.382                     80.8239       427.189
           285.864         88.9852       258.102                     77.4711       433.842
           290.954         81.9621       260.728                     69.4368       435.304
           315.333         77.5961       282.553                     73.2086        464.65
           326.633         78.5571       296.799                     70.7758       484.244
           336.077         76.2135       308.148                     70.2443       470.307
           340.385         81.0721       323.915                     72.7895       469.475
           349.219          84.957       333.439                     79.6075        481.64
           377.138         87.2267       371.733                     79.2191       506.416
           420.604         86.0687       390.093                     76.5818       512.996
            378.58         77.1703       345.099                      74.425       447.121
           405.906         75.7238       375.238                     69.5799       458.828
           366.578         69.6754       361.587                     50.8331       383.166
           381.121          70.426       382.004                     44.5875       368.918
1998       398.143         64.5946       414.385                     43.2792       376.951
           420.793          70.393       435.357                     66.9018       347.103
           452.558         71.2532       473.089                     67.2493       383.138
           495.844         69.9642       501.687                     56.5062       398.483
           490.752         66.2139       489.511                     50.4855       393.356
           527.993         66.3389       506.356                     39.3335       338.238
           535.706          67.014       521.296                     35.1324       302.065
           547.312         69.3368        544.94                     40.3864       310.574
           468.295         59.7227       441.759                     36.3385       219.622
           419.997         56.7531       380.979                     36.2363       232.928
           453.984         57.4224       433.241                     48.6661       257.174
           499.896         63.0069       468.459                     53.0819       278.313
           525.563         58.5978       473.591                     66.3805       273.232
           557.772         61.3794        476.27                     67.1778       268.607
            547.88         60.8219       467.183                     61.6171       271.029
            559.77         67.0408       471.574                     73.4335       305.931
           590.907         70.7023       485.152                     89.0831       343.319
           570.715         68.2052       457.116                     87.5805       340.276
           595.748         74.2084       456.938                     107.809       378.185
           572.155         75.6143       455.516                     118.716       367.337
           592.679         73.8139       463.545                     115.292       370.408
           577.044         74.5289       456.839                     102.944       357.403
           616.858         75.9539       473.565                     102.412       364.696
           678.415         78.5623       489.398                     126.331       397.277
2000       771.202         80.1544       500.668                     132.904       447.286
           736.611         82.7171       455.999                     121.721       449.086
           814.941         84.4943       457.017                     105.458       454.889
           825.466         86.0937       491.276                     110.426       456.407
            834.02         76.0878       489.828                     93.2332       412.502
           817.814         69.1399       512.831                     94.7971       394.535
           809.081         73.7059       513.333                     106.746       407.165
           805.535         66.5789       530.635                     91.3319       385.743
           813.762         71.3785       543.644                     88.4596       387.096
           772.888         66.6626       510.139                      78.064       352.797
           795.261         61.5503       527.612                     65.4196       327.043
           753.216         62.0113       527.903                     64.8881       298.264
           750.435         58.3587       538.056                     64.7552       305.054
           751.616         58.6037       532.897                     79.7097        346.39
           679.123         54.5397       509.378                     73.7402       318.973
           658.071         55.0314       474.061           100       66.6053       286.182
           711.535         58.9879       484.603       112.155        74.057       299.497
           696.004         56.1424       495.212       122.254       77.7778       302.084
           667.334         54.9017       478.849       121.306       74.8237       295.092
           643.349           50.21       452.864       108.127       68.4657       275.699
           588.721         45.3533       435.344       92.4078       68.9155         272.5
           518.384          41.379       397.765       86.2171       60.2167       229.757
           546.997         43.8837       402.183       92.0076       67.9137       243.886
           575.245         45.2853         412.5       95.0202       81.8052       269.082
2002       598.495         44.6299       424.458       94.2456       88.8991       290.075
            577.13         42.3235        412.52       93.4202       95.0526       299.534
           569.972         44.8213       420.159       95.5576       104.896       304.122
           595.023         46.6717       440.159       98.8656       114.321       321.175
            562.03         48.6512       433.704       100.923        108.75       322.464
           538.689         49.7991       434.841       103.084       103.036       316.469
            492.71         44.9653       395.483       101.169       95.7682       292.223
           422.327         41.8161       343.697       96.8404       92.1599       269.256
           426.022         40.7212       345.933       94.3676       94.6029       273.158
           346.629         39.7221       316.336       88.7656       83.1749       243.201
           396.099         36.5776       327.321       87.8446       84.9433       258.783
           417.777         39.0121       338.459       90.3859       94.0918        276.33
           375.251         36.3171        306.27        88.513       81.6416       266.944
           353.514         35.3053       292.493       94.3455       76.8885       265.436
           336.619         35.4031       274.352       93.3712       74.4659       257.001
           320.286         33.7507       270.212       90.9813       69.5594        248.83
           365.474         33.1526       300.443       90.2809       78.1458       269.759
            366.39         35.6633        306.27       99.6529       82.3163       288.284
           380.456         38.4514       318.366       105.994       87.3658       304.039
           396.225         40.4838       335.919       116.302         93.55       322.263
            402.03         43.7872       338.902       125.559       99.7547       343.191
           376.739         43.2601       333.565       124.854       91.5363        345.12
           404.912         44.7017       344.669       147.151        103.69        373.89
           413.628         42.7586       351.687       149.318       105.908       377.746
2004         434.1         45.1973        362.95       170.681       107.544       404.661
           446.439         45.6501       379.392       169.359        113.35        417.83
           454.938         46.7436       383.492       180.328       118.491       436.602
           438.319         49.5946       371.601       168.279       118.553       440.559
           438.317          49.791       381.905        144.13       114.893       403.308
           430.353         47.5668       372.163       152.756        106.45       394.133
           442.028          50.202       371.634       152.012       104.109       394.992
           427.714         47.9452       366.878       152.578       97.3832       386.712
           419.969         46.9124       358.578       153.385       105.172       401.892
           428.697         45.8193       361.462       162.304       110.079       424.191
           442.129         45.5985       354.722       158.427       110.385        433.44
           452.298         46.1396       360.066       172.405       115.915        473.36
           464.068         48.6352       376.534       170.059       117.806       495.494
           469.312         48.2069       381.706       167.205       123.745       495.595
           480.906         49.7013       392.282        179.76       133.752           538
           480.498          49.398       392.176       169.243       127.548       501.453
           460.744         46.6038        388.28       168.655       120.188       486.191
           483.796          47.737       405.238        166.18       127.609        500.96
           500.281         49.0384       413.563       174.197       132.301       516.514
           523.077         50.3744       436.566       186.926       146.499       550.685
           513.213         52.5503       431.032       186.011       143.197       554.039
           539.116         57.4639       456.275       192.822       161.045       604.387
           522.077         57.6002       465.387       172.046       152.141       564.257
           542.035          62.958       489.915       183.038       169.631       610.483
2006       562.769         68.2043       501.583       188.696       181.366       645.659
           580.456         70.4834       516.593       215.071       184.657       716.295
           593.523         68.6022       521.999        223.77       181.386       714.778
           605.982         72.2184       530.642       226.954       180.119       719.978
           603.805         71.5689       532.228       238.358       188.184       769.137
           571.927         65.4776       502.937       224.237       174.803       686.346
           573.775         65.6378       506.091        231.98       171.164       683.184
           580.528         65.4331       525.253       237.636       172.248        690.77
           598.899         68.3284       540.209       241.597       179.331       706.571
           613.163         68.2726       557.269       246.293       181.999       711.177
           631.971         71.0719       575.237       254.814       181.294        734.93

SOURCE: BLOOMBERG L.P.

HISTORICAL PERFORMANCE OF ANY INDEX IS NOT INDICATIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
INVESTOR SUITABILITY AND KEY RISKS
--------------------------------------------------------------------------------
THE NOTES MAY BE SUITABLE FOR YOU IF:

o You seek an investment with a return linked to the performance of the Index Basket

o You seek an investment that offers partial principal protection when the Notes are held to maturity

o    You are willing to hold the Notes to maturity

o    You do not seek current income from this investment

o You are willing to invest in the Notes based on the range indicated for the Participation Rate (the actual Participation Rate will be determined on trade date)

THE NOTES MAY NOT BE SUITABLE FOR YOU IF:

o You do not seek an investment with exposure to any of the economies of Japan, Europe, China, Korea, Swiss or of emerging markets

o    You are unable or unwilling to hold the Notes to maturity

o    You seek an investment that is 100% principal protected

o You prefer the lower risk, and therefore accept the potentially lower returns, of fixed income investments with comparable maturities and credit ratings

o    You seek current income from your investments

o    You seek an investment for which there will be an active secondary market

KEY RISKS:

o At maturity, the Notes are exposed to any decline in the level of the Index Basket in excess of 20%

o Partial principal protection feature applies only if you hold the Notes to maturity--You should be willing to hold the Notes to maturity

o Market risk--The return on the Notes is linked to the performance of the indexes and may be positive or negative

o No interest payments--You will not receive any periodic interest payments on the Notes

o No direct exposure to fluctuations in foreign exchange rates--The value of your Notes will not be adjusted for exchange rate fluctuations between the U.S. dollar and the currencies of the underlying Index Basket

o There may be little or no secondary market for the Notes--The Notes will not be listed or displayed on any securities exchange

INVESTORS ARE URGED TO REVIEW THE SECTION "RISK FACTORS" IN THE PRELIMINARY PROSPECTUS SUPPLEMENT RELATING TO THIS OFFERING FOR A MORE DETAILED DESCRIPTION OF THE RISKS RELATED TO AN INVESTMENT IN THE NOTES.

THE RETURNS ON UBS STRUCTURED NOTES ARE LINKED TO THE PERFORMANCE OF THE RELEVANT UNDERLYING ASSET OR INDEX. INVESTING IN A STRUCTURED NOTE IS NOT EQUIVALENT TO INVESTING DIRECTLY IN THE UNDERLYING ASSET OR INDEX. BEFORE INVESTING, INVESTORS SHOULD CAREFULLY READ THE DETAILED EXPLANATION OF RISKS, TOGETHER WITH OTHER INFORMATION IN THE RELEVANT OFFERING MATERIALS DISCUSSED BELOW, INCLUDING BUT NOT LIMITED TO INFORMATION CONCERNING THE TAX TREATMENT OF THE INVESTMENT. UBS AG HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT
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